Exhibit 24


                             PP&L RESOURCES, INC.
                  ISSUANCE OF COMMON STOCK IN CONNECTION WITH
                         INCENTIVE COMPENSATION PLANS


                               POWER OF ATTORNEY

         The undersigned directors of PP&L Resources, Inc., a Pennsylvania corporation (the "Company"), hereby appoint William F. Hecht, John R. Biggar and Robert J. Grey their true and lawful attorney, and each of them their true and lawful attorney, with power to act without the other and with full power of substitution and resubstitution, to execute for the undersigned directors and in their names to file with the Securities and Exchange Commission, Washington, D.C., under provisions of the Securities Act of 1933, as amended, (the "Act") a registration statement for the registration under the provisions of the Act, and any other rules, regulations or requirements to the Securities and Exchange Commission thereof, of up to 6.5 million shares of Common Stock of the Company, to be issued in connection with its Incentive Compensation Plan and its Incentive Compensation Plan for Key Employees and any and all amendments thereto, whether said amendments add to, delete from or otherwise alter any such registration statement, or add or withdraw any exhibits or schedules to be filed therewith and any and all instruments in connection therewith. The undersigned hereby grant to said attorneys and each of them full power and authority to do and perform in the name of and on behalf of the undersigned, and in any and all capabilities, any act and thing whatsoever required or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might do, hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 25th day of June, 1999.

         /s/    Frederick M. Bernthal L.S.
         ---------------------------------
                Frederick M. Bernthal

         /s/    E. Allen Deaver L.S.
         ---------------------------------
                E. Allen Deaver

         /s/    William J. Flood L.S.
         ---------------------------------
                William J. Flood

         /s/    Elmer D. Gates L.S.
         ---------------------------------
                Elmer D. Gates




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         /s/    William F. Hecht L.S.
         ---------------------------------
                William F. Hecht

         /s/    Stuart Heydt L.S.
         ---------------------------------
                Stuart Heydt

         /s/    Frank A. Long  L.S.
         ---------------------------------
                Frank A. Long

         /s/    Norman Robertson L.S.
         ---------------------------------
                Norman Robertson